UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 1, 2020

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.

Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.

1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC

1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC

1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 6, 2020, Carnival Corporation (together with Carnival plc, the “Company,” “we,” “us,” or “our”), closed its previously announced private offering (the “Convertible Notes Offering”) to qualified institutional buyers of $1,950 million aggregate principal amount of its 5.75% Convertible Senior Notes due 2023 (the “Convertible Notes”), including $200 million aggregate principal amount of Convertible Notes sold pursuant to the partial exercise by the initial purchasers of their option to purchase additional Convertible Notes. Carnival Corporation has granted the initial purchasers of the Convertible Notes an option to purchase on or before April 18, 2020, up to an additional $62.5 million aggregate principal amount of Convertible Notes, after giving effect to the partial exercise of the option described above.
The Convertible Notes were issued pursuant to an Indenture, dated as of April 6, 2020 (the “Indenture”), among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee. Cash interest on the Convertible Notes will accrue from April 6, 2020 and is payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2020, at a rate of 5.75% per year. The Convertible Notes mature on April 1, 2023 unless earlier converted, redeemed or repurchased. No sinking fund is provided for the Convertible Notes.
The Convertible Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Carnival plc and each of Carnival Corporation’s and Carnival plc’s subsidiaries that will be an issuer, obligor or guarantor under the 11.500% First-Priority Senior Secured Notes due 2023 of Carnival Corporation (“First-Priority Secured Notes”), which First-Priority Secured Notes are expected to be issued on April 8, 2020. In the future, each of Carnival Corporation’s and Carnival plc’s subsidiaries (other than any subsidiary guarantor of the Convertible Notes) that becomes an issuer, borrower, obligor or guarantor under the First-Priority Secured Notes or certain other indebtedness for borrowed money of Carnival Corporation, Carnival plc or any other guarantor, in each case, in an aggregate principal amount in excess of $250 million, will guarantee the Convertible Notes.
The Convertible Notes are convertible by holders, subject to the conditions described below, into cash, shares of the common stock, par value $0.01 per share, of Carnival Corporation (the “Common Stock”), or a combination thereof, at Carnival Corporation’s election. The initial conversion rate for the Convertible Notes is 100.0000 shares of Common Stock per $1,000 principal amount of Convertible Notes, equivalent to an initial conversion price of approximately $10.00 per share of Common Stock. The conversion rate is subject to customary anti-dilution adjustments but will not be adjusted for any accrued and unpaid interest. In addition, holders who elect to convert their Convertible Notes in connection with certain corporate events or a notice of a tax redemption are, under certain circumstances, entitled to convert at an increased conversion rate.
The Convertible Notes are convertible at any time prior to the close of business on the business day immediately preceding January 1, 2023 only under the following circumstances:
(1)
during any calendar quarter commencing after the calendar quarter ending on May 31, 2020 (and only during such calendar quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

(2)
during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Convertible Notes for each trading day if the measurement period was less than 98% of the product of the last reported sale price per share of Common Stock and the conversion rate on each such trading day;

(3)	prior to the close of business on the second scheduled trading day immediately preceding any tax redemption date; or

(4)	upon the occurrence of specified corporate events.

On or after January 1, 2023 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Notes at any time.
If Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may require Carnival Corporation to repurchase for cash all or any portion of their Convertible Notes at a price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
Carnival Corporation may not redeem the Convertible Notes after December 31, 2022. Carnival Corporation may redeem the Convertible Notes, in whole but not in part, at any time on or prior to December 31, 2022, upon giving not less than 45 nor more than 65 scheduled trading days’ prior written notice to the holders of the Convertible Notes, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the redemption date, if Carnival Corporation or any guarantor would have to pay any additional amounts on the Convertible Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after April 1, 2020. Upon Carnival Corporation’s giving notice of a tax redemption, holders of the Convertible Notes may elect not to have their Convertible Notes redeemed, in which case such holders would not be entitled to receive any such additional amounts.
The Indenture provides for customary covenants and sets forth certain events of default after which the Convertible Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Carnival Corporation, Carnival plc, any of our or Carnival plc’s significant subsidiaries or any group of our or Carnival plc’s subsidiaries that, taken together, would constitute a significant subsidiary after which the Notes become automatically due and payable.
In connection with the Convertible Notes Offering, on April 1, 2020, Carnival Corporation, Carnival plc and the subsidiary guarantors party thereto entered into a purchase agreement (the “Purchase Agreement”) with BofA Securities, Goldman Sachs & Co. LLC and J.P. Morgan. The Purchase Agreement contains customary representations, covenants and indemnification provisions. The net proceeds from the Convertible Notes Offering after initial purchasers’ discounts and before offering expenses are approximately $1.89 billion (or approximately $1.95 billion if the initial purchasers exercise their remaining option to purchase additional Convertible Notes in full). The Company expects to use the net proceeds from the offering of the Convertible Notes for general corporate purposes.
The Convertible Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Notes, and the Common Stock issuable upon conversion of the Convertible Notes, if any, were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
The description of the Indenture and the Convertible Notes above is qualified in its entirety by reference to the text of the Indenture and the form of Convertible Note, which will be filed with the next periodic report of the Carnival Corporation.
As previously disclosed, on April 1, 2020, Carnival Corporation priced a private offering of $4 billion First-Priority Secured Notes. In connection with the offering of the First-Priority Secured Notes, on April 1, 2020, Carnival Corporation, Carnival plc and the subsidiary guarantors party thereto entered into a purchase agreement (the “Secured Notes Purchase Agreement”) with BofA Securities, Goldman Sachs & Co. LLC and J.P. Morgan. The Secured Notes Purchase Agreement contains customary representations, covenants and indemnification provisions.
The First-Priority Secured Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The First-Priority Secured Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information required by Item 2.03 relating to the Convertible Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02 Unregistered Sale of Equity Securities
The information required by Item 3.02 relating to the sale of the Convertible Notes is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.
Carnival Corporation offered and sold the Convertible Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Carnival Corporation relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the Convertible Notes Offering. The shares of Common Stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.
Common Stock Offering
On April 6, 2020, Carnival Corporation completed its previously announced offering of 71,875,000 shares of Common Stock (including 9,375,000 shares of common stock of Carnival Corporation sold pursuant to the full exercise by the underwriters of their option to purchase additional shares) (the “Equity Offering”). The net proceeds from the Equity Offering after underwriters’ discounts and before offering expenses are
approximately $557.8 million. Carnival Corporation expects to use the net proceeds from the Equity Offering for general corporate purposes.
The Equity Offering was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File Nos. 333-322555 and 333-332555-01 ) (the “Registration Statement”) filed by Carnival Corporation and Carnival plc with the Securities and Exchange Commission (the “Commission”) on March 9, 2018. The terms of the Equity Offering are described in the Company’s Prospectus dated March 9, 2018, as supplemented by a final Prospectus Supplement dated April 1, 2020, as filed with the Commission on April 3, 2020.
In connection with the Equity Offering, on April 1, 2020, Carnival Corporation and Carnival plc entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Goldman Sachs & Co. LLC and J.P. Morgan, as underwriters. The Underwriting Agreement contains customary representations, covenants and indemnification provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The legality opinions of Tapia, Linares y Alfaro, Maples and Calder and Freshfields Bruckhaus Deringer LLP, issued in connection with the Equity Offering, are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.
Press Releases
On April 6, 2020, the Company issued a press release announcing the closing of the Equity Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
On April 6, 2020, the Company issued a press release announcing the closing of the Convertible Notes Offering. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.
Cautionary Note Concerning Factors That May Affect Future Results
Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this this Current Report on Form 8-K, including the Exhibits hereto (collectively, this “document”), as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.
Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Net revenue yields	• Net cruise costs, excluding fuel per available lower berth day

• Booking levels	• Estimates of ship depreciable lives and residual values

• Pricing and occupancy	• Goodwill, ship and trademark fair values

• Interest, tax and fuel expenses	• Liquidity

• Currency exchange rates	• Adjusted earnings per share

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:
•
COVID-19 has had, and will continue to have, a materially adverse impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund any resulting shortfalls in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), will continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises

•
Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage

•
Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage

•
Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction

•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs

•	Fluctuations in foreign currency exchange rates may adversely impact our financial results

•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options

•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect

•
Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated April 1, 2020, among Carnival Corporation, Carnival plc and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Tapia Linares y Alfaro.

5.2	Opinion of Maples and Calder.

5.3	Opinion of Freshfields Bruckhaus Deringer LLP.

99.1	Press release of Carnival Corporation and Carnival plc dated April 6, 2020 (relating to Equity Offering)

99.2	Press release of Carnival Corporation and Carnival plc dated April 6, 2020 (relating to Convertible Notes Offering)

104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer
Date: April 6, 2020		Date: April 6, 2020